UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Subject Company:  International Electronics, Inc.

Commission File No.:  000-16305

On May 4, 2007, International Electronics, Inc. filed Amendment No. 6 to Schedule 14D-9, IEI’s solicitation/recommendation statement filed on March 16, 2007 relating to the tender offer by RISCO Ltd., through its Rokonet Industries, U.S.A., Inc. subsidiary (“Risco”), to acquire all of the Company’s issued and outstanding capital stock at a price of $4.00 per share, upon the terms and subject to the conditions described in the Tender Offer Statement of Schedule TO filed by Risco with the Securities and Exchange Commission (the “SEC”) on March 6, 2007 (as amended and supplemented).

On May 4, 2007, International Electronics, Inc. distributed a letter to its shareholders along with an amended proxy card, a copy of which letter and amended proxy card is included as Exhibit B hereto.

Exhibit A                Amendment No. 6 to Schedule 14D-9 filed by International Electronics, Inc. on May 4, 2007.

Exhibit B                Letter, dated May 4, 2007, by International Electronics, Inc. to its shareholders and accompanying proxy card.

Important Additional Information Regarding the Tender Offer is filed with the SEC.

IEI filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on March 16, 2007 regarding Risco’s unsolicited tender offer, and has subsequently filed amendments thereto.  On April 27, 2007, IEI both filed a definitive proxy statement with the SEC and mailed the proxy statement to its shareholders, which proxy statement in part relates to the tender offer commenced by Risco.  IEI advises its shareholders to read both the Schedule 14D-9, including any amendments thereto, and IEI’s proxy statement, because these documents contain additional information important to the shareholders’ interests in Risco’s offer and the related consent solicitation.  Shareholders may obtain a free copy of the Schedule 14D-9, and any amendments thereto, and the definitive proxy statement on the SEC’s web site at www.sec.gov, on IEI’s web site at www.ieib.com, or by contacting IEI’s information agent, Morrow & Co., Inc. at (203) 658-9400.

IEI and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its shareholders in connection with Risco’s tender offer.  Information concerning the interests of IEI’s participants in the solicitation, which may, in some cases, be different than those of IEI’s shareholders generally, is set forth in IEI’s solicitation / recommendation statement, proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.

Exhibit A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14D-9

SOLICITATION/RECOMMENDATION STATEMENT

UNDER SECTION 14(d)(4) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 6)

International Electronics, Inc.

(Name of Subject Company)

International Electronics, Inc.

(Name of Person(s) Filing Statement)

Common Stock, Par Value $0.01 Per Share

(Title of Class of Securities)

459436507

(CUSIP Number of Class of Securities)

John Waldstein

President, Chief Executive Officer, Treasurer, Chief Financial Officer and Chairman of the Board

International Electronics, Inc.

427 Turnpike Street

Canton, Massachusetts 02021

(781) 821-5566

(Name, Address, and Telephone Number of Person Authorized to Receive
 Notices and Communications on Behalf of the Person(s) Filing Statement)

Copies To:

James W. Hackett, Jr., Esq.

Frederick P. Callori, Esq.

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

(617) 248-5000

☐                                    Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

This Amendment No. 6 amends and supplements the Solicitation/Recommendation Statement on Schedule 14D-9 initially filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2007, as amended and supplemented by Amendment No. 1 filed with the SEC on March 20, 2007, Amendment No. 2 filed with the SEC on March 28, 2007, Amendment No. 3 filed with the SEC on April 2, 2007, Amendment No. 4 filed with the SEC on April 13, 2007 and Amendment No. 5 filed with the SEC on May 3, 2007 (as amended and supplemented, the “Statement”) by International Electronics, Inc., a Massachusetts corporation (the “Company” or “IEI”), relating to the tender offer by RISCO Ltd., through its Rokonet Industries, U.S.A., Inc. subsidiary (“RISCO”), to acquire all of the Company’s issued and outstanding capital stock at a price of $4.00 per share, upon the terms and subject to the conditions described in the Tender Offer Statement of Schedule TO originally filed by RISCO with the SEC on March 6, 2007 (as amended and supplemented, the “Schedule TO”).

Item 4.    The Solicitation or Recommendation.

(a)           Recommendation.

The Statement is hereby amended to include the following paragraph at the end of Item 4(a):

“On May 4, 2007, the Company distributed a letter to its shareholders announcing the Board of Directors’ recommendation that the shareholders reject RISCO’s Revised Tender Offer and not tender their shares. A copy of the letter is filed as Exhibit a(7) hereto and incorporated by reference herein.”

Item 9.    Exhibits.

Item 9 of the Statement is hereby amended and supplemented by adding the following thereto:

Exhibit No.

a(7)                            Letter, dated May 4, 2007, by International Electronics, Inc. to its shareholders

2

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

INTERNATIONAL ELECTRONICS, INC

	By:	/s/ John Waldstein
John Waldstein
President, Chief Executive Officer, Treasurer, Chief Financial Officer and Chairman of the Board

Date: May 4, 2007

3

Exhibit B

Do Not Tender Your Shares to RISCO

Do Not Return Any Blue Proxy Card to RISCO

VOTE YOUR WHITE PROXY CARD TODAY

May 4, 2007

Dear Fellow Shareholder:

On May 2, your Board of Directors, after careful consideration, voted unanimously to recommend that IEI shareholders not tender their shares to Rokonet Industries, U.S.A., Inc., an (indirect wholly-owned subsidiary of RISCO Ltd.) and reject RISCO’s revised $4.00 tender offer.  Your Board determined that the $4.00 offer is inadequate and not in the best interests of IEI’s shareholders.   You should be aware that the revised offer, even at $4.00 per share, is still substantially less than certain offers that the company has received since RISCO made its first offer.

Your Board reached its conclusion after discussions with its legal and financial advisors and a thorough evaluation of the revised offer, IEI’s long-term strategic plan and the various alternatives available to IEI.

In furtherance of its offer, RISCO is seeking your vote to approve the granting of voting rights to RISCO for any shares that it acquires in the tender.  Granting voting rights to RISCO could interfere with another, more favorable, transaction.  Your Board urges shareholders to vote AGAINST this proposal at the shareholders meeting on May 18, 2007.  In order to vote against granting RISCO voting rights to the shares it acquires in the tender offer, your Board urges shareholders to:

•      Complete, sign and return the enclosed WHITE proxy card and

o                 Vote Against the proposal to give Rokonet voting rights.

o                 Vote For the re-election of Mr. Leslie Charm to your Board.

•      Shareholders should not sign and return RISCO’s Blue proxy card.

Please sign and return the enclosed WHITE proxy card, even if you have already sent one in previously.

We appreciate your continued support.

Sincerely,

John Waldstein
Chairman of the Board and Chief Executive Officer On Behalf of the Board of Directors

If you have any questions on how to vote your shares or, in the event that you tendered your shares and wish to withdraw your tender, please call our information agent:

MORROW & CO., INC. at (800) 662-5200

The Board’s recommendation is contained in IEI’s amended Solicitation/Recommendation Statement on Schedule 14D-9 filed on May 3, 2007 with the Securities and Exchange Commission (available at www.sec.gov) and on IEI’s website at www.ieib.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Statements in this letter referring to the expected future plans and performance of IEI are forward-looking statements. Actual future results may differ materially from such statements. Factors that could affect future performance include, but are not limited to: the consummation or failure to consummate any business combination, including the tender offer commenced by RISCO; the loss of one of IEI’s large customers or the cancellation or deferral of purchases of IEI’s products; the loss of one of IEI’s distribution partners or the failure of the partner to devote adequate resources to the sale of our products; changes in general economic conditions; limitations imposed by IEI’s limited financial resources; IEI’s dependence on certain key employees; any failure by IEI to successfully select, develop, manufacture and market new products or enhance its existing products; fluctuations in IEI’s sales and operating results; IEI’s ability to successfully compete; the expense resulting to IEI from future investments and acquisitions and IEI’s ability to integrate acquired products, technologies or businesses; IEI’s ability to protect its intellectual property rights; the reliability of offshore production undertaken by IEI; IEI’s dependence upon sole source suppliers for certain key components; the risks associated with international sales; and the limited market for IEI’s common stock and the volatility of its share price.

About International Electronics, Inc.

International Electronics, Inc. (IEI), an ISO9001:2000 certified manufacturer, designs, manufactures, markets and sells electronic access control equipment and browser-managed security platforms used in residential and commercial security systems and wireless access control and fleet management systems for industrial mobile asset applications. IEI’s products include its Door-Gard(TM) and Secured Series(TM) access control lines, its LS line of integrated battery operated door locks, its eMerge(TM) browser-managed access and security management products and its line of PowerKey(TM) industrial access control and fleet management products. IEI markets its security management and access control products to leading distribution and electronic security installation companies, and its PowerKey(TM) products directly to material handling equipment users worldwide. For more information about IEI, visit www.ieib.com.

Additional Information and Where to Find It

IEI filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on March 16, 2007 regarding RISCO’s unsolicited tender offer, and has subsequently filed amendments thereto. On April 27, 2007, IEI both filed a definitive proxy statement with the SEC and mailed the proxy statement to its shareholders, which proxy statement in part relates to the tender offer commenced by RISCO. IEI advises its shareholders to read both the Schedule 14D-9, including any amendments thereto, and IEI’s proxy statement, because these documents contain additional information important to the shareholders’ interests in RISCO’s offer and the related consent solicitation. Shareholders may obtain a free copy of the Schedule 14D-9, and any amendments thereto, and the definitive proxy statement on the SEC’s web site at www.sec.gov, on IEI’s web site at www.ieib.com, or by contacting IEI’s information agent, Morrow & Co., Inc. at (203) 658-9400.

INTERNATIONAL ELECTRONICS, INC.

Special Meeting in Lieu of Annual Meeting of Shareholders to be held on May 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John Waldstein and Sari Reich and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock of International Electronics, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting in Lieu of the Annual Meeting of Shareholders to be held on May 18, 2007 at 10:00 a.m. local time at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts, 34th floor, and at all adjournments thereof, upon matters set forth in the Notice of Meeting and Proxy Statement dated April 23, 2007, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AGAINST THE AUTHORIZATION OF VOTING RIGHTS FOR THE SHARES THAT RISCO ACQUIRES IN THE TENDER OFFER, ANY SHARES THEREAFTER BENEFICIALLY ACQUIRED IN SUCH “CONTROL SHARE ACQUISITION” AND THE 500 SHARES OF COMMON STOCK NOW HELD BY RISCO OR ITS ASSOCIATES, AND FOR THE ELECTION OF THE CLASS I DIRECTOR.

SEE REVERSE SIDE

FOLD AND DETACH HERE

The Board of Directors recommends a vote FOR the Directors’ nominee.

1.     To elect one (1) Class I Director to serve for a three-year term.

                           Nominee: 01 Leslie Charm

☐	For	☐	Withheld

The Board of Directors recommends a vote AGAINST the following proposal.

2.     If Rokonet Industries, U.S.A., Inc. purchases shares of IEI common stock, pursuant to its currently outstanding tender offer for at least 66-2/3% of such shares at a per share price of $3.50 (as such offer, including such minimum amount and such price, may be amended from time to time) the shares so acquired, as well as any shares thereafter beneficially acquired in such “control share acquisition” and the 500 shares of common stock previously acquired by Rokonet, shall be entitled to the same voting rights as all other shares of common stock.

☐	For	☐	Against	☐	Abstain

Under the Massachusetts Control Share Acquisition Statute, “interested shares” are not entitled to vote on this matter. In this matter, “interested shares” are those beneficially owned by:

•       RISCO Ltd. or any associate of RISCO Ltd.;

•       any officer of IEI; or

•       any employee of IEI who is also a director of IEI.

PLEASE STATE WHETHER OR NOT YOU ARE THE BENEFICIAL OWNER OF “INTERESTED SHARES”.

☐	Yes	☐	No

IF YOU HAVE ANY QUESTIONS ABOUT WHETHER YOUR SHARES ARE “INTERESTED SHARES”, PLEASE CONTACT MORROW & CO., INC., OUR PROXY SOLICITOR AT (800) 662-5200.

I/We will attend the meeting.   ☐   YES      ☐   NO

Signature	Signature	Date
Title	Title

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian should give full title as such. A company or partnership should sign its full name by authorized person.

FOLD AND DETACH HERE